Exhibit 99.1

Investor Day December 8, 2022 (NYSE: ML)

USE OF NON - GAAP FINANCIAL MEASURES Some of the financial information and data contained in this presentation, such as Adjusted Revenue, Adjusted Gross Profit and Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . MoneyLion management uses these non - GAAP measures for various purposes, including as measures of performance and as a basis for strategic planning and forecasting . MoneyLion believes these non - GAAP measures of financial results provide relevant and useful information to management and investors regarding certain financial and business trends relating to MoneyLion’s results of operations . MoneyLion’s method of determining these non - GAAP measures may be different from other companies’ methods and, therefore, may not be comparable to those used by other companies and MoneyLion does not recommend the sole use of these non - GAAP measures to assess its financial performance . MoneyLion management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in MoneyLion’s financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results . You should review MoneyLion’s financial statements, which are included in MoneyLion’s filings with the U . S . Securities and Exchange Commission, and not rely on any single financial measure to evaluate MoneyLion’s business . Reconciliations of these non - GAAP metrics to the most directly comparable GAAP measure are set forth in the Appendix of this presentation . To the extent that forward - looking non - GAAP financial measures are provided, they are presented on a non - GAAP basis without reconciliations of such forward - looking non - GAAP measures, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, which could be material based on historical adjustments . FORWARD - LOOKING STATEMENTS The information in this presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding, among other things, MoneyLion’s financial position, results of operations, cash flows, prospects and growth strategies . These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of MoneyLion’s management, are subject to a number of risks and uncertainties and are not predictions of actual performance . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of MoneyLion . Factors that could cause actual results and outcomes to differ from those reflected in forward - looking include, among other things, factors relating to the business, operations and financial performance of MoneyLion, including market conditions and global and economic factors beyond MoneyLion’s control, including the COVID - 19 pandemic ; intense and increasing competition in the industries in which MoneyLion and its subsidiaries, including Malka Media Group LLC (“MALKA”) and Even Financial Inc . (“Even Financial”), operate, and demand for and consumer confidence in MoneyLion’s products and services, including as a result of any adverse publicity concerning MoneyLion ; MoneyLion’s ability to realize strategic objectives and avoid difficulties and risks of any acquisitions, strategic investments, entries into new businesses, joint ventures, divestitures and other transactions ; MoneyLion’s reliance on third parties to provide services ; MoneyLion’s ability to service loans or advances properly and the performance of the loans and other receivables originated through MoneyLion’s platform ; MoneyLion’s ability to raise financing in the future, to comply with restrictive covenants related to its long - term indebtedness and to manage the effects of changes in the cost of capital ; MoneyLion’s success in retaining or recruiting, or changing as required, its officers, key employees and directors, including its and MALKA’s ability to retain content creators ; MoneyLion’s ability to comply with the extensive and evolving laws and regulations applicable to its business ; risks related to the proper functioning of MoneyLion’s IT systems and data storage, including as a result of cyberattacks and other security breaches or disruptions suffered by MoneyLion or third parties upon which it relies ; MoneyLion’s ability to protect its intellectual property rights ; MoneyLion’s ability to comply with laws and regulations applicable to its business and the outcome of any legal or governmental proceedings that are or may in the future be instituted against MoneyLion ; MoneyLion’s ability to establish and maintain an effective system of internal controls over financial reporting ; and MoneyLion’s ability to maintain the listing of MoneyLion’s Class A common stock and of MoneyLion’s publicly traded warrants to purchase MoneyLion Class A common stock on the New York Stock Exchange and any volatility in the market price of MoneyLion’s securities . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that MoneyLion presently knows or that MoneyLion currently believes are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect MoneyLion’s expectations, plans or forecasts of future events and views as of the date of this presentation . MoneyLion anticipates that subsequent events and developments will cause its assessments to change . However, while MoneyLion may elect to update these forward - looking statements at some point in the future, MoneyLion specifically disclaims any obligation to do so . These forward - looking statements should not be relied upon as representing MoneyLion’s assessments as of any date subsequent to the date of this presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . INDUSTRY INFORMATION Certain industry information contained in this presentation, including forecasts and estimates regarding market size, is based on our own estimates and third - party information available to us that we believe is reliable . However, there can be no assurance that this information will prove accurate in whole or in part . Market information is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data - gathering process and other limitations and uncertainties inherent in any statistical survey . As a result, you should be aware that industry and other similar information set forth in this presentation, and estimates and beliefs based on such data, may not be reliable . Disclaimer

Agenda Opening Remarks, Dee Choubey Consumer: Market Opportunity, Cynthia Kleinbaum Consumer: Content Strategy, Jeff Frommer Consumer: Product, Tim Hong Enterprise: Marketplace Strategy, Phill Rosen Data, Tim Hong & Phill Rosen Financial Update, Rick Correia Q&A, All Speakers

Opening Remarks Dee Choubey Chief Executive Officer

MoneyLion at a Glance 6 Note ARPU is calculated by dividing annualized Adjusted Revenue for the period by average Total Customers for the period. Adjusted Revenue and Adjusted Gross Profit are non - GAAP measures. See the Appendix for a reconciliation of these measures to their nearest GAAP equivalents. See “Footnotes” section for detailed footnotes and definitions. All statistics as of September 30, 2022. • 5.4M Total Customers • 11.3M Total Products • 700+ Global Employees • 4 Offices Scale • 101% Y/Y Total Customers growth in Q3 2022 • 63% Y/Y Total Originations growth in Q3 2022 • 103% Y/Y Adjusted Revenue growth in Q3 2022 Growth • 55%+ Adjusted Gross Profit margin • $68 ARPU for Q3 2022 • < 6 month payback period on customer acquisition Performance 2019 2020 2021 2022E $325 $165 $76 $40 Adjusted Revenue ($ in millions) 100%+ CAGR Y/Y Growth 90% 117% 94% - 100% $320 - 330

The Evolution of Financial T e chnolo g y (Fintech) Web Fintech 1.0 Mobile Fintech 2.0 Everywhere MoneyLion 7

Tim Hong Chief Product Officer T o d a y ’ s Presenters Dee Choubey Founder, CEO, & President Rick Correia Chief Financial Officer Cynthia Kleinbaum Chief Customer Officer Jeff Frommer Chief Content Officer Phill Rosen Even Financial CEO 8

Board of Directors John Chrystal (Chair) Dwight L. Bush Dee Choubey Annette Nazareth Matt Derella Michael Paull Chris Sugden Jeff Gary Lisa Gersh 9

MoneyLion’s Global T ea m New York, NY Jersey City, NJ Santa Monica, CA Kuala Lumpur 10

We are rewiring the financial system… Content Marketplace Products Data 11

… So we can positively change the financial path for every hard - working American 12

Content at the speed of culture The definitive search engine for financial services Rewiring the financial system 13

Content Marketplace Third - Party Product Offers Products MoneyLion First - Party Products Data 14

Content, Marketplace, Products and Data Fuel Our Flywheel More Consumers & Data Better Recommendations Improved Consumer Outcomes More Channel Partners More Product Partners & Products More Conversions & Better Monetization 15

16

We connect consumers to curated money content, so they can achieve their money goals

We empower consumers to take control of their money 18

Our Consumer marketplace provides personalized and actionable offers 19

20

Disruptive Marketplace T e chnolo g y 21

22

US Non - Financial Services Digital Ad Spend (1) 23 Massive and Expanding Market Opportunity Sources Enterprise TAM sources : (1) U . S . Digital Ad Spend for Financial Services of $ 24 B and total U . S . Digital Ad Spend of $ 164 B ; source : eMarketer . (2) Embedded Finance Brief (2022), Bain . Consumer TAM represents fee pools for consumer finance solutions ; sources : (3) Nilson, Federal Reserve, U . S . Census Bureau, ValuePenguin ; estimated 2019 debit and credit card interchange fees plus estimated revenue opportunity for point - of - sale financing using Q 3 2020 LTM e - commerce sales ; (4) SNL ; Q 3 2020 LTM service charges on deposit accounts for U . S . regulated depositories and credit unions ; excludes depositories with assets under $ 1 B ; (5) Statista ; assumes 25 bps fee on ~ $ 3 T of forecasted digital asset manager AUM ; (6) PMA, Statista ; assumes financial services account for ~ 35 % of $ 8 . 2 B of affiliate derived revenue . Enterprise $185B US Embedded Finance Market (2) Consumer $250B Spend (3) Save (4) Invest (5)(6) US Financial Services Digital Ad Spend (1)

Key Investor T a k e a w a y s 24 Powerful Combination of Content, Products, Marketplace and Data Core competencies position us to benefit from emerging revenue opportunities

Key Investor T a k e a w a y s 25 Strong Unit Economics Strong unit economics resulting from our powerful flywheel

Key Investor T a k e a w a y s 26 Built for Profitable Growth at Scale Attractive long - term margin profile and adequate runway to support us through profitability

Key Investor T a k e a w a y s 27 Massive and Expanding TAM Uniquely positioned to provide personalized, mass market offerings

Consumer: Market Opportunity Cynthia Kleinbaum Milner Chief Customer Officer

Note Number of Americans who don’t have a financial advisor. Calculated using data from the Northwestern Mutual 2022 Planning & Progress Study, conducted by The Harris Poll on behalf of Northwestern Mutual, of 2,381 American adults aged 18 or older and U.S. adult population statistics from the U.S. 2020 Census from the U.S. Census Bureau. 29

Americans Feel Like Money Controls Their Lives



6 in 10 [1]

Americans wake up
in the middle of the night
worrying about money



200x/year [2]

Number of times
the average American checks
their bank account



6x/day [3]

Number of times
the average American
worries about money

Sources
(1) OnePoll survey, conducted in April 2022, of 2,000 adults, in partnership with Questis, as reported by Talker Research. (2) OnePoll survey, conducted in March 2021, of 2,000 American adults, in partnership with, and as reported by, Cushion.ai. (3) OnePoll survey, conducted in November 2021 with a panel of 2,000 general population U.S. consumers split evenly by generation, in partnership with, and as reported by, Affirm, Inc.

MoneyLion

30

31 Likelihood to talk about something else versus money Relationships or Politics 21 % more likely Pop Culture 32 % more likely Current Events 70 % more likely Money vs… Source The Master Your Money Pulse Poll, conducted May 2021, as reported by Business Insider, surveying 2,130 people age 18 and older.

32 3 in 5 people have faked their financial reality on social media Source OnePoll survey, conducted in April 2022, of 2,000 adults, in partnership with Questis, as reported by Talker Research.

33 Sources (1) Carly Urban, Ph.D. and Olivia Valdes, Ph.D. (August 2022). "Why Is Measured Financial Literacy Declining and What Does It Mean? Maybe We Just 'Don't Know," FINRA Investor Education Foundation. (2) June - Oct 2021 FINRA Investor Education Foundation 2021 National Financial Capability Study of 27,118 adults across the U.S. % 2009 2012 2015 2018 2021 2.88 2.99 2.83 2.70 2.58 of Americans cannot answer more than 3 basic financial questions (2) Average Number of Correct Responses (out of 5) (1)

34 Source Lin, J. T., Bumcrot, C., Mottola, G., Valdes, O., Ganem, R., Kieffer, C., Lusardi, A., & Walsh, G. (2022). Financial Capability in the United States: Highlights from the FINRA Foundation National Financial Capability Study (5th Edition). FINRA Investor Education Foundation. www.FINRAFoundation.org/NFCSReport2021. Higher Financial Literacy ~50% more likely to have an emergency fund ~80% more likely to have calculated their retirement saving needs Half as likely to only pay the minimum credit card payment

The Financial Literacy Vicious Cycle Financial stress Impaired Decision - making Poor Mental Health 35

Growing trends enabling America to break the cycle 36 1. Embedded Finance 2. Financial Influencers 3. Adoption of Fintech

Insurance Credit Cards Savings Mortgage Loans Tax Prep Financial Advisors POS/Retail Workforce Mass Media Embedded Finance Match people with the financial products and services they need, when and where they need it 37

38 Source "Average Time Spent per Day with Digital, US, 2020 - 2024," eMarketer (April 2022), as reported by Insider Intelligence. is the expected digital media consumption for 2023 1ST TREND: EMBEDDED FINANCE

39 Baby Boomers GenXers Millenials GenZers Percentage of Utilization by Generation 49% 35% 22% 9% Adoption of social media as a source of financial education 2ND TREND: FINANCIAL INFLUENCERS Source Morning Consult survey, conducted November 10 - November 12, 2022, among a sample of 4,010 adults, commissioned by MoneyLion. 9th 5th 3rd Ranking Within a Generation 1st

40 Y o un ge r generations are turning to social media and financial influencers to get financial advice

41 3RD TREND: FINTECH 2020 2022 Overall Adoption of Fintech 80% 58% Adoption of Fintech Source The Fintech Effect: Stability, Impact and Building for the Future" by Plaid Inc. (2022).

42

We meet consumers where they are We teach them about finance in an engaging and personalized way We enable them to take action 43

Shortest Distance to Action Traditional Marketing Funnel 44 MoneyLion Marketing Funnel Proprietary Discovery Feed MARKETPLACE MEDIA

The MoneyLion Virtuous Cycle Personalized Daily Money Content Empowerment, Relief, Joy Actionable O ff ers 45

Consumer: Content Strategy Jeff Frommer Chief Content Officer

47

There are a lot of places to get money advice from… Search TikTok YouTube Websites TV 48

“In our studies, something like almost 40% of young people, when they’re looking for a place for lunch, they don’t go to Google Maps or Search. They go to TikTok or Instagram” PR A BH A K A R R A GH AVA N, G O O GLE S V P JU LY 18, 2022 AS R E P O R T E D BY T E C H C RU N C H

People are turning to creators & influencers Driving $104.2B in commerce annually 50

If you bought work shoes that made you two inches taller (because tall guys statistically make more money), could you write them off? A Yes B 51 No

52

We curate the best money advice and allow creators to get paid and seen when they talk about money MoneyLion Creator Experience 53

MoneyLion Creator Experience Money Content Aggregate Social Reach 150+ Authenticated Creators 30M+ 140,000+ 54

Consumers are Consuming More Content ↑ 55% Increase in watch time month over month ↑ 60% Increase in consumers watching at least 50%+ of the video ↑ 218% Increase just in the last week on shares Oct 24 55 Nov 7 Nov 21 Dec 5 Oct 10 Sep 26 Sep 12 IMPRESSION S ↑ 70% Increase in impressions

56

57

Meet Tina Philadelphia $45K Annual income 620 Credit score Has a baby Costly rent Buy a new car Instacash customer 58

Which car makes the most money on Uber? 59

MoneyLion is the Shortest Distance Between Content and Action 60

Meet Bob North Carolina $85K Annual income 710 Credit score School teacher Home owner Save for a vacation Managed investment account 61

Partner Advice Engine Marketplace Product Partners 1st Party or 3rd Party Managed Investment Account Every Day Money Decisions See Something T o Do Something 62

Partner Advice Engine Managed Investment Account Advice to Acquisition Enterprise and Media Capabilities Marketplace Product Partners 1st Party or 3rd Party 63

64

Holiday Campaign 66

67

68

69

Consumer: Product Tim Hong Chief Product Officer

Discover Daily destination for personalized content 71

Discover Personalized daily content powered by contextualized data Trending 72

Discover The inspiration that comes from knowledge, combined with the tools to take action Trending 73

74 Increase in overall engagement across our platform in Q3 2022 compared to Q2 2022 Our content strategy is working Engagement Sources Engagement rate is defined as the percentage of users who watched a video for at least 5 seconds, clicked to share, expanded, unmuted or clicked a button link within the Discover feed.

Discover Curated playlists on the latest topics Playlists 75

Marketplace Products and offers personalized for you 76

Marketplace Products and offers personalized for you Products & Offers 77

Marketplace Integrated ad and offer serving capabilities directly throughout the MoneyLion app Products & Offers 78

79

Exclusive benefits Rolling out the newest evolution of our premium membership 80 Premium MoneyLion Membership

We are rewiring the financial system… Content 81 Marketplace Products Data

Enterprise: Marketplace Strategy Phill Rosen Even Financial CEO

We are rewiring the financial system… Content 83 Marketplace Products Data

We enable any company to add financial products to their business with our marketplace technology We’re the Ultimate Platform for Embedded Finance Loans 84 Savings Insurance Credit Cards Mortgages

Consumer comes to a partner Website / App / Entry Point Consumer submits information It takes less than 60 seconds Consumer gets personalized results Partner gets paid The Engine for Financial Services Offers 85

Loans Insurance Credit Cards Student Loan Refinance Savings Any Business Partner Page Embed API Marketplace Plus Mortgages, Credit Building and more 86 Single Integration Connects to All Products

Partner Page Link out to our hosted white - labelled or co - branded pages Embed Embeddable widgets activate in minutes Native API Experiences and apps – build anything on our API Limitless Variety of Turnkey, Flexible and Native Integration Options 87

Partner Pages are our hosted, turnkey marketplaces that let partners monetize in minutes, with customization options for partners’ brands Partner Page Link out to a hosted white - labelled or co - branded page 88

QUICK AND EASY APPLICATION PERSONALIZED PREQUALIFIED OFFERS ENTRY POINT EXAMPLE 89

Even’s versatile solutions have allowed us to expand our support of the SMB community, and to date, has helped match over 4,000 of our businesses with consumer capital offerings. In our short time as an Even partner, revenue from the partnership has grown nearly 75% month over month. We are excited to see how our partnership with Even can continue to grow. Nichole Enoch Head of Value Added Services We helped Lendio grow revenue nearly 80% MoM 90

Embeddable widgets provide a more seamless experience on a partner’s site and activate with only a few lines of code Embed Embeddable widgets activate in minutes 91

QUICK AND EASY APPLICATION PERSONALIZED PREQUALIFIED OFFERS ENTRY POINT EXAMPLE 92

By enabling us to easily integrate useful financial products into Insider’s personal finance content, Even has greatly enhanced the experience of our readers. The bottom line is that Even’s powerful platform – one that provides our audience with the kinds of personalized financial products they’re looking for – has brought us more user engagement and monetization. We are thrilled to continue to work with Even to further enhance our marketplace programs and continue to grow the services we can offer to our readers. Sr. Personal Finance Reporter & Spokesperson Jennifer Streaks 93

Native API Experiences and apps – build anything on our API For ultimate flexibility, build any financial marketplace experience, within guidelines, directly on our API — for apps, websites, or any touchpoint 94

QUICK AND EASY APPLICATION ENTRY POINT PERSONALIZED PREQUALIFIED OFFERS EXAMPLE 95

By implementing Even’s technology, we have been able to build a multi - vertical financial marketplace and more than double revenue and engagement. Michael Bourgeois Business Lead Utilized our API integration to power loans, credit cards, and life insurance on Lantern by SoFi Lantern by SoFi CASE STUDY 96

CASE STUDY

Even + Achieve

Our platform drove 100%+ annual channel growth rate with achieve

- Utilized Even API to drive customer acquisition and engagement across personal loans, HELOC and debt resolution
- Leveraged advanced analytics and reporting to understand consumer needs and evolve product offering
- First to market with HELOC via the Even network, providing broader "struggling to thriving" consumers with access to capital
- Opened new channels and increased customer acquisition

Even shares in Achieve's long-standing mission to help consumers get on a path to a better financial future. Through our partnership we've been able to significantly extend our reach to serve more people in need of financial solutions.

Dave Frame

Chief Marketing Officer

achieve



2022 ACHIEVE ENGAGEMENT METRICS


3x
2x
2x
1x
0x
Jan
Feb
Mar
Apr
May
June
Jul
Aug
Sep

EVEN & ACHIEVE MORE THAN DOUBLE ENGAGEMENT

ACHIEVE ORIGINATION METRICS


10x
8x
5x
3x
0x
2020
2021
2022 YTD

MORE THAN 9X ORIGINATIONS SINCE 2020

97

Senior Partnerships Manager Upstart Cortney Hamilton As one of Even’s longest - standing relationships, we are thrilled to have partnered with an organization that shares our goal to provide consumers with effortless access to credit. Over the many years we have worked with Even, we have been able to open several new channels and test new products in the market that fit the needs of our consumers. Since launching with Even, we have seen meaningful growth in both engagement and originations year over year. With Even, we are continuously looking for ways to further expand our relationship with more unique and innovative experiences for our consumer base, and look forward to what the future holds. 98

Amanda Share Director of Partnerships Best Egg The team at Even Financial is one of the best in the industry. They are partner - friendly, which makes building relationships and trust easy. It is a symbiotic relationship, and they are quick to resolve problems. They also have some of the most valuable pieces of data to help support our Best Egg business. Partnering with Even Financial has been paramount to our mission of offering simple, accessible, and personalized financial solutions to help people confidently navigate their everyday financial life. Even Financial has robust and detailed reporting, which we leverage with multiple teams across Best Egg to ensure we provide competitive offers in the market. Since partnering with Even Financial, we have significantly increased our consumer reach through the platform. We are excited to further develop our marketplace programs together. Chris Milone Chief Marketing Officer Best Egg 99

Tech Platform with Track Record of Driving Results Key differentiators of our platform Sophisticated matching engine enables eﬃcient marketplace Machine - learning powers instant, customized consumer oﬀers Seamless, flexible integration delivering native experiences Lowers operating costs while ensuring programmatic compliance 100

101 Note See “Footnotes” section for detailed footnotes and definitions. Our Marketplace Drives Higher Results Compared to a Single Lender

Evolving Marketplaces and Ecosystems Search for flights 2.0 Good listings 2.0 Professional people search 2.0 Online payments 2.0 Financial services search 2.0 Search for flights 1.0 Good listings 1.0 Professional people search 1.0 Online payments 1.0 Financial services search 1.0 Marketplace 1.0 – Static Marketplace 2.0 – Programmatic 102

Reach more qualified consumers by participating in marketplaces Diversify your acquisition channels beyond costly walled gardens and social networks 42% ~ 2x Online shopping on marketplaces Growth rate of marketplaces compared to overall eCommerce 103 Source “The State of Online Marketplace Adoption” by Mirakl, Global Consumer Survey (January 2022 Release) Consumers Prefer to Shop via Marketplaces

Our Marketplace Drives Higher Results Compared to a Single Lender Product Partners Products Facilitated Approval Rates Re - engagement 3 . 1x 2.5x 2x …and more 104 Note Based on Even Network Conversions. See “Footnotes” section for detailed footnotes and definitions.

Capture consumers at sites they trust and visit regularly at the right time in their decision making process Fintechs Publishers Point of sale SMB …and more 105 Embedded Finance Drives High Intent Users

Broad Network of Channel Partners and Product Partners Diversified Mix of Channel Partners Loans Student loan refinance Savings Insurance Credit cards Mass news sites Product comparison sites Financial services providers Memberships, associations & other Deep Partnerships with Top Product Partners Financial publishers 106 Note See “Footnotes” section for detailed footnotes and definitions.

Channel Partners Increased monetization Product Partners Build profitable portfolios Consumers Optimal user experience ض ض ض ض Proven greater monetization Comprehensive turnkey financial institution access Managed compliance Backed by machine - learning recommendation engine ض ض Proven lower cost of acquisition Lower delinquencies ض ض Lower charge - oﬀs Access to vast high quality organic network to reach consumers ض ض ض Real - time financial products search, comparison and recommendation Access to products from broad set of financial institutions in one place Fast and accurate matching and recommendation Our Marketplace Benefits All Parties 107 Note See “Footnotes” section for detailed footnotes and definitions.

Flywheel Effect Driving Growth More Conversions & Better Monetization More Financial Institutions & Products More Channel Partners Better Recommendations & Larger Marketplace Improved Consumer Outcomes More Consumers & Data 108 Note See “Footnotes” section for detailed footnotes and definitions.

…and more Enterprise Partners 1,000+ Milestone: Crossed 1,000 Enterprise Partners on Enterprise Network 109 Note Data Vintage: All - time through Q3 2022. See “Footnotes” section for detailed footnotes and definitions.

$0B $2B $4B $6B $8B 2017 2018 2019 2020 2021 2022 In All - Time Financial Products Facilitated Through Our Marketplace $6+ Billion Milestone: Exceeded $6B in Financial Products Facilitated 110 Note Data Vintage: All - time through Q3 2022.

Full Consumer Profiles 32+ Million 0M 9M 18M 26M 35M 2017 2018 2019 2020 2021 2022 Milestone: Over 32M Full Consumer Profiles via Our Marketplace 111 Note Data Vintage: All - time through Q3 2022.

…and forms a massive 1,000+ Enterprise Partner network Loans Mortgage Savings Insurance Credit Cards Our embedded finance infrastructure enables any company to offer financial products… Channel Partners (E.g., News Sites, Content Publishers, Product Comparison Sites, Financial institutions) Products Partners (E.g., Financial Institutions, Financial Services Providers) Powering the Next Generation of Embedded Finance 112 Note See “Footnotes” section for detailed footnotes and definitions.

Connecting people with the financial content and products they need Marketplace & Network Products Content 113

We are rewiring the financial system… Content 114 Marketplace Products Data

Data Tim Hong Chief Product Officer Phill Rosen Even Financial CEO

116 We are rewiring the financial system… Content Marketplace Products Data

Massive Data Set Enables Incredible Features and Insights

5.4 Million
MoneyLion Total Customers

1,000+
Enterprise Partners

30+ Million
Full Consumer Profiles via our Marketplace

30 Million
Aggregate Creator Social Media Network Reach

$6+ Billion
Financial Products Facilitated via our Marketplace

MoneyLion

Note
See "Footnotes" section for detailed footnotes and definitions.

117

Deep insights on U.S. consumer’s needs Qualification attributes Intent data Conversion estimate 1 2 3 4 2015 2016 2017 2018 2019 2020 2021 2022 Consumer info Growing Consumer Touchpoints Large and Growing Consumer Database 118

Benchmark reports Real - time data to track performance results through an online dashboard to see where you stand compared to other lenders on our network Platform reporting Best - in - class tools for managing and optimizing your embedded finance marketplace integrations Market comparison insights (MCI) Lead level data reporting to empower better decisioning and optimization of product offerings and competitiveness Analytics API Reporting endpoints with real time insights into the full funnel from user acquisition all the way to conversion Demand API Filtering Data to filter an application before it hits a lender API, designed to keep approval rates up & costs down without impacting loans originated Upcoming products include: Fraud, income detection, enhanced filtering, user scoring / attributes: user intent scores, user propensity scores, brand relevance scores, geographic weighted scoring / models In all - time financial products facilitated through our marketplace 119 Unique and Invaluable Data Products

Funnel insights drive better conversions and revenue Profiles Inquiries Oﬀer Engagement Product Pre - Qualification Product Offers Conversion Data capabilities Rich Data Sets Transparent Reporting and Insights Al and Machine Learning Full Funnel Insights and Robust Data Platform 120

Financial Update Rick Correia Chief Financial Officer

Whe r e the Rubber Hits the Road

Business Model

Business Equation Efficient Acquisition (CAC) Profitable Conversion (Payback) Total Customers (1) Top of Funnel 1 st Party Products 3 rd Party Products Cross - Sell (ARPU) 124 Note See “Footnotes” section for detailed footnotes and definitions.

125 Marketing Mix Shifted T o wa r ds More Efficient and Sustainable Channels Driven by our content and marketplace synergies Q3 21 Q4 21 Q1 22 Fully - Loaded Customer Acquisition Spend Mix Percentage Data 15% Brand / Marketplace 45% Paid Digital 40% Q2 22 Q3 22 Acquired Content & Marketplace Assets Note Fully - Loaded Customer Acquisition Spend is defined as paid digital marketing, brand marketing, marketplace acquisition costs and on - boarding data costs.

Customer Acquisition and Lifecycle Strategy

Unique top of funnel drove 30+ million total inquiries and nearly a million customers added in Q3 2022

Quantitative lifecycle engine powers product consumption and cross-sell resulting in 2.1 Products per Customer in Q3 2022



Marketplace
Brand
Influencers
Organic
Paid Digital
Marketing Mix
Top of Funnel
Engagement
Inquiries
~30 Million Total Inquiries in Q3
Offer
Customers
~800K Total Customers Added in Q3
5.4 Million Total Customers (1)
Acquisition
Products
1.2 Million Incremental Total Products in Q3
11.3 Million Total Products (2)
2.1 Products per Customer
Cross-Sell

MoneyLion

Note
Total inquiries is composed of Consumer Inquiries, which represents the number of submitted consumer applications for financial products across our marketplace business, MoneyLion app installs and users who have registered via the MoneyLion website. Metrics are as of September 30, 2022, with Total Customers added and incremental Total Products consumed related to Q3 2022. Products per Customer calculated as Total Products divided by Total Customers. See "Footnotes" section for detailed footnotes and definitions.

126

Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 5.4M 4.6M 3.9M 3.3M 2.7M $0 Q3 21 $10 $20 $30 Q4 21 Q1 22 127 Acquisition: Total Customers (1) Fully - Loaded CAC +300K +600K +800K Q/Q growth 22% 18% 19% 17% Y/Y growth 129% 115% 112% 101% Data: $1 Brand / Marketplace: $4 Paid Digital: $3 Q2 22 Q3 22 Only spent $6M acquisition dollars to acquire ~800K Total Customers (1) in Q3 2022 We Get to be Both Growth and CAC Greedy Note Fully - loaded CAC reflects fully - loaded acquisition spend per customer added, which is inclusive of paid digital marketing, brand marketing, marketplace acquisition costs and on - boarding data costs. See “Footnotes” section for detailed footnotes and definitions.

And at Industry-Leading CAC Levels



~$100
Leading Fintechs
Industry
$25
$17
$11
$8
Q4 21
Q1 22
Q2 22
Q3 22
MoneyLion

Note
MoneyLion CAC reflects fully-loaded acquisition spend per customer added, which is inclusive of paid digital marketing, brand marketing, marketplace acquisition costs and on-boarding data costs. Leading Fintechs CAC is calculated as marketing expense divided by new customers and represents the average across Dave, SoFi, Affirm and Nubank as of Q3 2022. Sources: Public filings of select fintech companies.

MoneyLion

128

5.1M 10.1M 11.3M 8.0M 9.0M 5.9M 6.9M Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q/Q growth 16% 17% 16% 12% 13% 12% Y/Y growth 67% 75% 79% 75% 71% 63% Added in Q3 22: 1.2M (2) T o t a l Products Consumption Added in Q1 21: 640K 90% 1st Party 10% 3rd Party Content and Marketplace synergies are driving product consumption 40% 1st Party 129 Note See “Footnotes” section for detailed footnotes and definitions. 60% 3rd Party Q1 2021 Mix of Total Products Consumed Q3 2022 Mix of Total Products Consumed

Business Equation 1 st Party Products 3 rd Party Products Cross - Sell (ARPU) Efficient Acquisition (CAC) Profitable Conversion (Payback) Total Customers (1) Top of Funnel 130 Note See “Footnotes” section for detailed footnotes and definitions.

Cumulative ARPU By initial product consumed $130 3 rd Party Blended 1 st Party $70 131 $65 Opportunity for lifecycle & content to drive ARPU retention and expansion 24 months 12 months $75 Note 1st Party and 3rd Party Product ARPU represents the median ARPU performance of monthly cohorts as of January 2020, as adjusted based on management’s extrapolation for more recent, representative cohorts with less than 24 months of performance. Blended ARPU represents the median ARPU performance for all 1st and 3rd Party monthly cohorts as of January 2020, as adjusted based on management’s extrapolation for more recent, representative cohorts with less than 24 months of performance. ARPU is calculated by dividing the monthly cohort's cumulative Adjusted Revenue by Total Customers in the monthly cohort. Data through September 30, 2022. See “Footnotes” section for detailed footnotes and definitions.

132 Our Unique Marketing Strategy is Working Shortening the payback period while increasing customer acquisition Adj. Revenue (6) Payback Periods PAYBACK PERIOD BY COHORT Q2 21 Q4 21 Q1 22 Q2 22 Q3 21 3 Months 2 Months ~ 4 Months Note Adjusted Revenue payback period is the month in which a quarterly cohort's cumulative Adjusted Revenue exceeds the fully - loaded acquisition spend for the initial quarter when onboarded. Data through September 30, 2022. Adjusted Revenue is a non - GAAP measure. See the Appendix for a reconciliation of these measures to their nearest GAAP equivalents. See “Footnotes” section for detailed footnotes and definitions.

133 Lifetime Performance of Every Cohort Driving Significant Recurring Revenue Increasing Mix of Recurring Revenue 2019 2020 2021 Q3 2022 Annualized Consumer Adjusted Revenue (6) Retention by Cohort Extending Lifetime Value 2020 2019 Pre - 2019 Q3 2022 2021 Note Adjusted Revenue is a non - GAAP measure. See the Appendix for a reconciliation of these measures to their nearest GAAP equivalents. See “Footnotes” section for detailed footnotes and definitions.

134 Breadth of Product Solutions Drives Massive Consumer Relevance and Revenue Diversification Enterprise: Third - Party Marketplace and Media Revenue Diversification Q4 21 Q1 22 Q2 22 Q3 22 Steady State 50% 40% 41% 31% 17% 50% 60% 59% 69% 83% • Instant Transfer Convenience Fees • Interchange / Payment Network • Membership Subscription Fees • Tips • Interest Income • Cardholder Fees • Wealth - RIA Admin Fees • Crypto Commission Consumer: First - Party Products • Aﬃliate Fees • Enterprise SaaS Contracts • Advertising Fees • Influencer, Creative, Media and Content Management Fees Enterprise Consumer

Modeling Forward - Looking Adj. Revenue (6) Illustrative: Next Twelve Months (“NTM”) 135 = X Returning Customer Adj. Revenue = X Incremental Adj. Revenue Revenue Retention 80 - 85% Returning Customer Adj. Revenue Incremental Adj. Revenue Current Quarter Adj. Revenue Annualized Customers (1) Added NTM NTM Total Adj. Revenue = + 1/2* of 12 mos. Blended ARPU 1/2 x $70 * Half - year rule Note Blended ARPU represents the median ARPU performance for all 1st and 3rd Party monthly cohorts as of January 2020, as adjusted based on management’s extrapolation for more recent, representative cohorts with less than 24 months of performance. ARPU is calculated by dividing the monthly cohort's cumulative Adjusted Revenue by Total Customers in the monthly cohort. Data through September 30, 2022. Half - year rule applies due to customers being acquired over the next twelve months. Adjusted Revenue is a non - GAAP measure. See the Appendix for a reconciliation of this measure to its nearest GAAP equivalents. See “Footnotes” section for detailed footnotes and definitions.

Financial Outlook

Adjusted Revenue $325 $165 $76 $40 2019A Y/Y growth 2020A 90% 2021A 117% 2022E 94% - 100% 137 $320 - 330 Annual Adj. Revenue (6) Medium - Term Target 35 - 50% Revenue CAGR 97% (In millions) Note Adjusted Revenue is a non - GAAP measure. See the Appendix for a reconciliation of these measures to their nearest GAAP equivalents. See “Footnotes” section for detailed footnotes and definitions.

Adjusted Gross Profit % margin 4% 51% 63% 55 - 60% 2020A $187 $104 $38 $2 138 Annual Adj. Gross Profit (7) (In millions) $176 - 198 2019A Y/Y growth 2021A 171% 2022E 69% - 90% Medium - Term Target 55 - 65% margin 79% Note Adjusted Gross Profit is a non - GAAP measure. See the Appendix for a reconciliation of these measures to their nearest GAAP equivalents. See “Footnotes” section for detailed footnotes and definitions.

139 (In millions) ($32) Q4 21 Q1 22 Q2 22 Q3 22 Quarterly Adj. EBITDA (8) Medium - Term Target 20 - 30% positive margin Adjusted EBITDA ($25) ($19) ($14) Nea r - Term Profitable Ended Q3 22 with $189M of cash. Runway well beyond point of profitability $15M+ annualized fixed - cost savings actioned in Q4 22 Note Adjusted EBITDA is a non - GAAP measure. See the Appendix for a reconciliation of these measures to their nearest GAAP equivalents. See “Footnotes” section for detailed footnotes and definitions.

Expenses as % of Adj. Revenue

Historical investments in infrastructure and revenue mix are driving operating leverage

Variable and Fixed Expenses as % of Adj. Revenue (6)



Variable
Fixed
159%
110%
49%
137%
90%
47%
122%
81%
41%
117%
80%
37%
Q4 21
Q1 22
Q2 22
Q3 22

Medium-Term Target

55-65% Variable

Key Levers: marketing, direct costs, provision, origination financing

15-25% Fixed

Key Levers: personnel, operations, technology, professional services

MoneyLion

Note
Expenses as a % of Adjusted Revenue is calculated as Adjusted Revenue less Adjusted EBITDA, with the result divided by Adjusted Revenue. Variable Expenses include marketing expense, direct costs, provision for credit losses and origination financing interest expense. Fixed Expenses include compensation and benefits expense, operations costs, technology-related costs and professional services expense. Adjusted Revenue is a non-GAAP measure. See the Appendix for a reconciliation of these measures to their nearest GAAP equivalents. See "Footnotes" section for detailed footnotes and definitions.

140

Golden B u z z e r ?

ML LISTED N Y S E

Appendix

FY 2020 FY 2021 FY 2022 ($ millions) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Adjusted Revenue by Type Consumer $24.6 $31.5 $34.2 $38.8 $44.9 $45.7 $50.0 $51.0 Enterprise 0.9 1.0 2.3 3.2 9.1 20.8 34.1 34.3 Adjusted Revenue (6) $25.4 $32.5 $36.5 $42.0 $54.0 $66.5 $84.1 $85.3 Adjusted Gross Profit (7) $14.2 $19.4 $22.3 $27.0 $35.7 $40.3 $48.1 $49.1 Adjusted EBITDA (8) ($13.1) ($1.2) ($13.6) ($20.5) ($31.9) ($24.8) ($18.5) ($14.3) Total Originations (3) $155 $189 $237 $274 $386 $408 $439 $446 Provision as % of Originations (4) 5.7% 2.6% 5.7% 4.6% 5.5% 4.8% 5.4% 5.3% 144 Financial Summary Driving growth and profitability across our businesses Note Adjusted Revenue, Adjusted Gross Profit and Adjusted EBITDA are non - GAAP measures. See the Appendix for a reconciliation of these measures to their nearest GAAP equivalents. See “Footnotes” section for detailed footnotes and definitions.

Reconciliation to Non - GAAP Financials: Adjusted Revenue FY 2020 FY 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2022 Q1 2022 Q2 2022 Q3 2022 ($ millions) Q4 2020 FY 2019 FY 2020 FY 2021 Total revenues, net (GAAP) $22.5 $33.1 $38.2 $44.2 $55.5 $69.7 $87.3 $88.7 $59.3 $79.2 $171.1 Add back: Amortization of loan origination costs 0.5 Less: 0.1 0.5 0.5 1.5 0.3 0.1 0.3 3.5 1.9 2.5 Provision for loss on receivable - subscription receivables 2.9 (0.2) (0.9) (1.0) (1.0) (1.5) (1.2) (1.3) (6.7) (1.9) (3.2) Provision for loss on receivable - fees receivables (0.7) (0.6) (1.3) (1.7) (2.0) (2.0) (2.2) (2.6) (0.1) (1.4) (5.6) Revenue derived from products that have been phased out 0.2 0.1 0.0 (0.0) (0.0) (0.0) (0.0) (0.0) (16.1) (1.9) 0.1 Adjusted Revenue (non - GAAP) $25.4 $32.5 $36.5 $42.0 $54.0 $66.5 $84.1 $85.3 $39.9 $76.0 $164.9 145

FY 2020 FY 2021 FY 2022 ($ millions) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 FY 2019 FY 2020 FY 2021 Total revenues, net (GAAP) $22.5 $33.1 $38.2 $44.2 $55.5 $69.7 $87.3 $88.7 $59.3 $79.2 $171.1 Less: Cost of Sales (8.6) (13.8) (15.9) (17.3) (19.9) (29.4) (39.2) (39.6) (41.7) (38.8) (66.9) Gross Profit (GAAP) $13.9 $19.3 $22.3 $27.0 $35.6 $40.3 $48.1 $49.1 $17.6 $40.4 $104.1 Gross Profit Margin 62% 58% 58% 61% 64% 58% 55% 55% 30% 51% 61% Less: Revenue derived from products that have been phased out 0.2 0.1 0.0 (0.0) (0.0) (0.0) (0.0) (0.0) (16.1) (1.9) 0.1 Adjusted Gross Profit (non - GAAP) Adjusted Gross Profit Margin $14.2 56% $19.4 60% $22.3 61% $27.0 64% $35.6 66% $40.3 61% $48.1 57% $49.1 58% $1.4 4% $38.5 51% $104.3 63% Reconciliation to Non - GAAP Financials: Adjusted Gross Profit 146

Reconciliation to Non - GAAP Financials: Adjusted EBITDA 147 FY 2020 FY 2021 FY 2022 ($ millions) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Net income (loss) (GAAP) ($30.4) ($73.4) ($39.2) ($24.6) ($32.2) ($10.0) ($23.1) ($21.0) Add back: Interest expense related to corporate debt 0.6 1.5 1.8 1.6 1.2 1.4 2.7 2.9 Income tax expense (benefit) 0.0 0.0 0.0 (0.0) 0.0 (28.4) 0.0 0.1 Depreciation and amortization expense 0.3 0.5 0.5 0.5 0.9 3.4 6.0 6.2 Change in fair value of warrants 14.6 31.2 17.6 5.5 (14.7) (3.9) (3.0) (0.4) Charge in fair value of subordinated convertible notes 4.0 39.9 9.6 (7.7) – – – – Change in fair value of contingent consideration from M&A – – – – 10.8 4.7 (8.5) (10.2) Stock - based compensation 0.6 0.5 1.3 0.6 2.6 3.3 5.2 5.1 One - time expenses 0.3 1.3 (2.2) 7.2 2.8 4.8 2.0 3.1 Less: Origination financing cost of capital (3.2) (2.8) (3.1) (3.5) (3.4) – – – Adjusted EBITDA (non - GAAP) ($13.1) ($1.2) ($13.6) ($20.5) ($31.9) ($24.8) ($18.5) ($14.3) Adjusted EBITDA Margin (52%) (4%) (37%) (49%) (59%) (37%) (22%) (17%)

(1) Total Customers is the cumulative number of customers that have opened at least one account, including banking, membership subscription, secured personal loan, cash advance, managed investment account, cryptocurrency account and customers that are monetized through our marketplace and aﬃliate products . Total Customers also include customers that have submitted for, received or clicked on at least one marketplace loan oﬀer . Previously, Total Customers included all customers that submitted for or clicked on an oﬀer through our marketplace but were not necessarily monetized, which we changed beginning in the third quarter of 2022 in order to more accurately reflect management’s view of our customers . Total Customers for all prior periods have been recast to present the updated definition of Total Customers . (2) Total Products is the total number of products that our Total Customers have opened, including banking, membership subscription, secured personal loan, cash advance, managed investment account, cryptocurrency account and monetized marketplace and aﬃliate products, as well as customers who signed up for our financial tracking services (with either credit tracking enabled or external linked accounts), whether or not the customer is still registered for the product . Total Products also include marketplace loan oﬀers that our Total Customers have submitted for, received or clicked on through our marketplace . If a customer has funded multiple secured personal loans or cash advances or opened multiple products through our marketplace, it is only counted once for each product type . Previously, Total Products included all products for which our Total Customers submitted or clicked on an oﬀer but were not necessarily monetized, which we changed beginning in the third quarter of 2022 in order to more accurately reflect management’s view of our products . Total Products for all prior periods have been recast to present the updated definition of Total Products . (3) Total Originations is the dollar volume of the secured personal loans originated and cash advances funded within the stated period. (4) Provision as a % of Originations is defined as provision for loss on finance receivables for the period divided by Total Originations for the period. (5) Enterprise Partners is comprised of Product Partners and Channel Partners . Product Partners are financial institutions and financial service providers . Channel Partners are organizations that allow us to reach a wide base of consumers, including but not limited to news sites, content publishers, product comparison sites and financial institutions . (6) Adjusted Revenue is a non - GAAP measure and is defined as total revenues, net plus amortization of loan origination costs less provision for loss on subscription receivables, provision for loss on fees receivables and revenue derived from phased out products . Definition previously removed non - operating income, which has been moved out of total revenues, net (GAAP) and into other (expense) income as part of our GAAP financial statement reclassification in Q 1 2022 . (7) Adjusted Gross Profit is a non - GAAP measure and is defined as gross profit less revenue derived from phased out products . Definition previously removed non - operating income, which has been moved out of total revenues, net (GAAP) and into other (expense) income as part of our GAAP financial statement reclassification in Q 1 2022 . (8) Adjusted EBITDA is a non - GAAP measure and is defined as net income (loss) plus interest expense related to corporate debt, income tax expense (benefit), depreciation and amortization expense, change in fair value of warrants, change in fair value of subordinated convertible notes, change in fair value of contingent consideration from mergers and acquisitions, stock - based compensation and one - time expenses less origination financing cost of capital . 148 Footnotes